EXHIBIT 10.17
RECEIVABLES FINANCING AGREEMENT

ENTERED INTO BETWEEN

ADVANCE FINANCIAL CORPORATION

and

ONE UP INNOVATIONS, INC.

Date: May 24, 2011

Advance Financial Corporation
3700 Mansell Road, Suite 550
Alpharetta, Georgia 30022

Gentlemen:

We are pleased to confirm the following agreement by which you are to finance receivables arising from sales made by us.

1.          To induce you to accept this agreement and to make loans and advances to us from time to time pursuant to these terms, we hereby assign and transfer to you all of our interest in, full title to, and the proceeds of:  all accounts, instruments, contract rights, chattel paper, documents, and general intangibles (hereafter called "receivables") now existing and those hereafter created.  Such assignment and transfer is made for the purpose of securing, and as collateral for, any and all loans and advances made to us under this agreement, together with all other Obligations of ours to you.  As additional security for all our Obligations to you, we hereby grant to you a security interest in and lien upon all of our inventory and other Collateral (as said term is defined on Exhibit B attached hereto and made a part hereof) all of our books and records relating to receivables, all our title and/or interest in the goods represented by receivables and in all such goods that may be returned by or replevied or reclaimed from customers.  You hereby have the right to stop goods in transit or to replevy or to reclaim such goods.  All returned, replevied and reclaimed goods (unless released by you) coming into our possession shall be held by us in trust for you.  We shall notify you promptly of all such returned, replevied or reclaimed goods.  The receivables, the books and records relating thereto, the goods represented by receivables and all such goods that may be returned by or replevied or reclaimed from customers along with the Collateral as said term is defined in Exhibit B attached hereto and made a part hereof are hereinafter collectively referred to as the "collateral".

2.          We will provide you with listings of receivables created in form satisfactory to you, together with copies of customer invoices and conclusive evidence of shipment and such other documents and proof of delivery/rendition as you may at any time require.  You may lend against these receivables, provided, however, that there shall be no obligation on your part to make loans and advances against any of our receivables.  Whether or not you choose to make any loans and advances to us based upon our receivables, we represent and warrant that each receivable meets and will continue to meet the following requirements:

(i)           it is genuine and in all respects what it purports to be;

(ii)          it is owned by us and we have the right to subject it to a security interest in favor of you or assign it to you;

(iii)         it arises from (A) the performance of services by us and such services have been fully performed and acknowledged and accepted by the account debtor thereunder; or (B) the sale or lease of goods by us, and such goods have been completed in accordance with the account debtor's specifications (if any) and delivered to and accepted by the account debtor, such account debtor has not refused to accept and has not returned or offered to return any of the goods, or has not refused to accept any of the services, which are the subject of such account, and we have possession of, or have delivered to you at your request, shipping and delivery receipts evidencing delivery of such goods;

______
(initial)

(iv)         it is evidenced by an invoice rendered to the account debtor thereunder, is due and payable within thirty (30) days after the date of the invoice and does not remain unpaid past the due date thereof; provided, however, that notwithstanding your having made prior loans and advances against the receivables of an account debtor, if more than fifty (50%) percent of the aggregate dollar amount of invoices owing by a particular account debtor remain unpaid more than 90 days past the invoice date after the respective due dates thereof, then all accounts owing by that account debtor shall not be deemed acceptable for loans or advances;

(v)          it is not subject to any prior assignment, claim, lien, security interest or encumbrance whatsoever, other than the security interest granted to you hereunder;

(vi)         it is a valid, legally enforceable and unconditional obligation of the account debtor thereunder, and is not subject to setoff, counterclaim, credit, allowance, deduction or adjustment by such account debtor, or to any claim by such account debtor denying liability thereunder in whole or in part;

(vii)        it does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

(viii)       the account debtor thereunder is not a director, officer, employee or agent of ours or a Subsidiary, Parent or Affiliate;

(ix)          it is not an account with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof, unless we assign our right to payment of such account to you pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended;

(x)           it is not an account with respect to which the account debtor is located in a state which requires us as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state, or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) we have taken one of the actions described in clauses (A) or (B), (y) the failure to take one of the actions described in either clause (A) or (B) may be cured retroactively by Borrower at its election, or (z) we have proven, to your satisfaction, that it is exempt from any such requirements under any such state's laws;

(xi)          it is an account which arises out of a sale made in the ordinary course of our business;

(xii)        the account debtor is a resident or citizen of, and is located within, the United States of America;

(xiii)       it is not an account with respect to which the account debtor's obligation to pay is conditional upon the account debtor's approval of the goods or services or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale on approval, sale or return or consignment basis;

(xiv)       it is not an (A) account with respect to which any representation or warranty contained in this agreement is untrue or (B) which violates any of our covenants contained in this agreement;

(xv)        it is not an account which, when added to a particular account debtor's other indebtedness to us, exceeds a credit limit determined by you in your sole discretion for that account debtor; and

(xvi)       it is not an account with respect to which the prospect of payment or performance by the account debtor is or will be impaired, as determined by you in your sole discretion.

______
(initial)

The term "Affiliate" as used herein shall mean any Person directly or indirectly controlling, controlled by or under common control with Borrower.

The term “Business Day” as used herein shall mean any day which is not a Saturday, Sunday, or other day on which banks in the State of Georgia are authorized or required to close.

The term "Parent" as used herein shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of our issued and outstanding stock or any Subsidiary of ours.

The term "Person" as used herein shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

The term "Subsidiary" as used herein shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Borrower or by any partnership or joint venture of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by Borrower.

3.          Notwithstanding any of the foregoing, and without limiting your discretion, there shall be no obligation on your part to make loans and advances to us and from time to time at our request you may at your discretion lend to us up to 85% of the face value of each invoice (said percentage is hereinafter referred to as the "advance rate") acceptable to you, but the total of such loans and advances shall not exceed $750,000 at any one time outstanding. The amounts of such loans shall be determined by you with consideration for the value of the collateral, taking into account all fluctuations of the value thereof in light of your experience and sound business principles.  Such determinations by you shall be subject to the requirements of good faith on your part, our undertakings hereunder, and especially our assignment and transfer of all our receivables as security for the loans and our other Obligations to you, which will, of necessity, fluctuate in amount, and to the condition that you be at all times fully secured.  At your option you may prepare and mail all customers' invoices.  Billing on invoices by whomever done shall be conclusive evidence of assignment and transfer hereunder to you of the receivables represented thereby, whether or not we execute any other instrument with regard to any specific receivable.

All loans and advances shall, in your sole discretion, be evidenced by one or more promissory notes in form and substance satisfactory to you.  However, if such loans and advances are not so evidenced, such loans and advances may be evidenced solely by entries upon the books and records maintained by you.

Any and all accrued interest, charges or fees which are not paid when due, shall become Obligations, shall be treated as such and shall be taken into consideration in your determination of the amount of the loans and advances which you may make to us; provided, however, that all such accrued and unpaid interest, charges and fees shall not be treated as an Obligation until the first day of the month immediately proceeding the month in which they accrued. You shall calculate the principal balance each day prior to our receiving credit for any collections received by you on that day.  If at any time and for any reason, the aggregate amount of the outstanding advances made pursuant to Paragraph 2 exceeds the dollar or percentage limitations contained in Paragraph 2 (an “Overadvance”), then we shall, upon demand by you, immediately pay to you in cash, the amount of such excess.  Any and all advances hereunder shall be added to and deemed part of the Obligations when made.

______
(initial)

4.           We shall pay you interest monthly, on the first (1st) day of each month, at the AFC Index Rate (as defined herein) plus  two and one half percent (2.50%) per annum, on the average daily principal balance of all loans made hereunder.  As used herein, the term "AFC Index Rate" shall mean the highest of the following: (i) the Federal Funds Rate plus One Hundred and Fifty Basis Points (1.50%), as in effect from time to time, (ii) the LIBOR Rate plus Three Hundred and Sixty basis points (3.60%); provided, however, that in no event shall the AFC Index Rate be less than four and three quarters percent (4.75%).  We understand that the AFC Index Rate is not necessarily the lowest interest rate available on loans made by you, which loans may be priced at, above or below the AFC Index Rate.  The AFC Index Rate as of the date hereof is four and seventy five one hundredths percent (4.75%) per annum; accordingly, the interest rate hereunder expressed in simple interest terms as of the date hereof is seven and one quarter percent (7.25%) per annum. If at any time or from time to time the AFC Index Rate increases or decreases, then the AFC Index Rate then in effect shall be correspondingly increased or decreased effective no later than the first day of the month immediately following the day on which there is any such increase or decrease in the AFC Index Rate.  Interest hereunder shall be computed on a 360-day year simple interest basis.  In addition, we shall pay you monthly, on the first (1st) day of each month, (a) as compensation for underwriting, administrative services, costs, and other services performed or incurred by you in connection with this agreement, a service fee equal to the Monthly Service Fee (expressed as a percentage) as figured in accordance with the Service Fee Schedule attached hereto and made a part of hereof as if fully set forth herein, marked Schedule “A” (the “Monthly Service Fees”) (Monthly Service Fees shall be calculated on the basis of a 360-day year) and (b) as compensation for delays in collection and clearance of checks and other remittances, an amount equal to two (2) Business Days on interest and service fees computed at  the rate set forth above in effect on the last day of the previous month on the total amount of all remittances delivered to you in payment of our Obligations during the previous month.  In the event of an Overadvance that remains unpaid to you (irrespective of any demand for the repayment thereof which may be made by you), we shall pay to you, in addition to the Monthly Service Fee, a surcharge of 25% of the Monthly Service Fee for each day that an Overadvance exists.  You will render a statement of account monthly, and such statement shall be deemed binding upon us unless you are notified in writing to the contrary within thirty (30) days after the date of each statement rendered.

For purposes of this paragraph:
The term “LIBOR Rate” shall mean, for the then current calendar month relating thereto, the rate per annum equal to the quotient of (a) Base LIBOR Rate, divided by (b) if then applicable (and the following is not applicable on the Closing Date) a number equal to 1.00 minus the aggregate of the rate(s) (expressed as a decimal) of reserve requirements current on the date that is two (2) Business Days prior to the beginning of the calendar month (including without limitation basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction over the Bank) as in effect from time to time, dealing with reserve requirements prescribed for Eurocurrency funding including any reserve requirements with respect to “eurocurrency liabilities” under Regulation D of the Board of Governors of the Federal Reserve System.
The term “Base Libor Rate” shall mean, for any calendar month, the rate per annum, determined by AFC in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), to be the rate at which Dollar deposits (for delivery on the first day of such calendar month) in the amount of $1,000,000 are offered to major banks in the London interbank market on or about 11:00 a.m. (New York time) two (2) Business Days prior to the commencement of such calendar month, for a term comparable to such calendar month, which determination shall be conclusive in the absence of manifest error.
The term “Federal Funds Rate” shall mean, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by you from three Federal Funds brokers of recognized standing selected by you.

______
(initial)

5.          We shall direct all of our account debtors, as well as any other obligor, to make all payments on the accounts as directed by, exclusively and directly to a post office box or any other address designated by you (the "Lock Box"), and under your exclusive control.  Any and all payments received by us shall be held in trust for the benefit of you and shall be immediately remitted, by us in the identical form in which such payments were made, whether by cash or check to such account as you may direct, however, nothing herein shall be interpreted or construed as consent or authorization by you to our receipt of payments made by account debtors or obligors on the accounts.  If we, any Affiliate or Subsidiary, or any shareholder, officer, director, employee or agent of ours or any Affiliate or Subsidiary, or any other Person acting for or in concert with us shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of accounts, we and each such Person shall receive all such items in trust for, and as your sole and exclusive property and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to you.  These remittances shall be listed and certified on a form satisfactory to you. In the event any payments or remittances, received by us are not delivered to you in kind, per the terms and conditions set forth in this Agreement, we shall pay to you a fee of fifteen percent of the face amount of any such payment or remittance. You will apply (conditioned upon final collection) each payment deposited, which payment has been made by any account debtor on a receivable represented by any invoice on which you have based any loan made to us hereunder, to such loan and any other Obligations which are due and payable, on the first day after receipt by you.  You may, at any time and from time to time, whether before or after the maturity of any of the Obligations, (i) enforce collection of any of our accounts or contract rights by suit or otherwise; (ii) exercise all of our rights and remedies with respect to proceedings brought to collect any accounts; (iii) surrender, release or exchange all or any part of any accounts, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any account of ours upon such terms, for such amount and at such time or times as you deem advisable; (v) prepare, file and sign our name on any proof of claim in bankruptcy or other similar document against any account debtor; and (vi) do all other acts and things which are necessary, in your sole discretion, to fulfill our Obligations under this agreement and to allow you to collect the accounts.  In addition to any other provision hereof, you may at any time, whether before or after the occurrence of a default, at our expense, notify any parties obligated on any of the accounts to make payment directly to you of any amounts due or to become due thereunder.

6.          We hereby appoint and constitute you as our attorney-in- fact:  to receive, open, and dispose of all mail addressed to us and to notify the postal authorities to change the address and delivery of mail addressed to us to such address as you may designate (provided that you shall return to us all mail not pertaining to receivables); to endorse our name upon any notes, acceptances, checks, drafts, money orders and other evidences of payment of receivables that may come into your possession and to deposit or otherwise collect the same; to sign our name on any bill of lading relating to any receivable, on drafts against customers; to verify accounts with communications to customers; to execute in our name any affidavits and notices with regard to any and all lien rights; and to do all other acts and things necessary to carry out this agreement.  All acts of said attorney-in-fact are hereby ratified and approved, and said attorney-in-fact shall not be liable for any errors of commission or omission, nor for any error of judgment or mistake of fact or law.  This power, being coupled with an interest, is irrevocable while we are indebted to you.

7.          We make the following warranties, representations and covenants with and to you, understanding that you have relied upon each of them and will continue to rely upon each of them in making loans and advances to us:

(a)           the financial statements delivered or to be delivered by us to you at or prior to the date of this agreement and at all times subsequent thereto accurately reflect our financial condition, and there has been no adverse change in the financial condition, the operations or any other of our status since the date of the financial statements delivered to you most recently prior to the date of this agreement;

(b)           the office where we keep our books, records and accounts (or copies thereof) concerning the collateral, our principal place of business and all of our other places of business, locations of collateral and post office boxes are as set forth in Exhibit A of this agreement; we shall promptly (but in no event less than ten (10) days prior thereto) advise you in writing of the proposed opening of any new place of business, the closing of any existing place of business, any change in the location of our books, records and accounts (or copies thereof) or the opening or closing of any post office box by us;

(c)           the collateral is and shall be kept, or based, only at the addresses set forth on Exhibit A of this agreement, and at other locations within the continental United States of which you have been advised by us in writing;

(d)            if any of the collateral consists of goods of a type normally used in more than one state, whether or not actually so used, we shall immediately give written notice to you of any use of any such goods in any state other than a state in which we have previously advised you such goods shall be used, and such goods shall not, unless you shall otherwise consent in writing, be used outside of the continental United States;

______
(initial)

(e)          no security agreement, financing statement or analogous instrument exists or shall exist with respect to any of the collateral other than any security agreement, financing statement or analogous instrument evidencing security interests in your favor;

(f)           we are and shall at all times during the Original Term or any Renewal Term be the lawful owner of all collateral now purportedly owned or hereafter purportedly acquired by us, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected;

(g)           we have the right and power and are duly authorized and empowered to enter into, execute and deliver this agreement and perform our obligations hereunder and thereunder; our execution, delivery and performance of this agreement does not and shall not conflict with the provisions of any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on us, and our execution, delivery and performance of this agreement shall not result in the imposition of any lien or other encumbrance upon any of our property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which we or any of our property may be bound or affected;

(h)          there are no actions or proceedings which are pending or threatened against us which might result in any material adverse change in our financial condition or materially adversely affect the collateral and we shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to you;

(i)           we have obtained all licenses, authorizations, approvals and permits, the lack of which would have a material adverse effect on the operation of our business, and we are and shall remain in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety or environmental matters), the failure to comply with which would have a material adverse effect on our business, property, assets, operations or condition, financial or otherwise;

(j)           all written information now, heretofore or hereafter furnished by us to you is and shall be true and correct as of the date with respect to which such information was or is furnished;

(k)          we are not conducting, permitting or suffering to be conducted, nor shall we conduct, permit or suffer to be conducted, any activities pursuant to or in connection with which any of the collateral is now, or will (while any Obligations remain outstanding) be owned by any Affiliate; provided, however, that we may enter into transactions with Affiliates in the ordinary course of business pursuant to terms that are no less favorable to us than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate and, in connection therewith, may transfer cash or property to Affiliates for fair value;

(l)           our name has always been as set forth on Exhibit A of this agreement and we use no tradenames or division names in the operation of our business, except as otherwise disclosed in writing to you; we shall notify you in writing within ten (10) days of the change of our name or the use of any tradenames or division names not previously disclosed to you in writing;

______
(initial)

(m)         this agreement to which we are a party are our the legal, valid and binding obligations and are enforceable against us in accordance with their respective terms;

(n)          we are solvent, are able to pay our debts as they become due and have capital sufficient to carry on our business, now own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay our debts, and will not be rendered insolvent by the execution and delivery of this agreement or by completion of the transactions contemplated hereunder;

(o)          other than the loans disclosed to you on the Loan Schedule, we are not now obligated, nor shall we create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the loans made hereunder and pursuant hereto, except that we may (i) borrow money from a Person other than you on an unsecured and subordinated basis if a subordination agreement in favor of you and in form and substance satisfactory to you is executed and delivered to you relative thereto; (ii) maintain any present indebtedness to any Person which has been disclosed to you in writing and consented to in writing by you; and (iii) incur unsecured indebtedness to trade creditors in the ordinary course of our business;

(p)          except as otherwise disclosed in writing to you, we have no Parents, Subsidiaries or divisions, nor are we engaged in any joint venture or partnership with any other Person;

(q)          we are duly organized and in good standing in our state of our organization and we are duly qualified and in good standing in all states where the nature and extent of the business transacted by us or the ownership of our assets makes such qualification necessary;

(r)           we are not in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor do we know of any dispute regarding any contract, lease or commitment which is material to our continued financial success and well-being;

(s)          there are no controversies pending or threatened between us and any of our employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material to our continued financial success and well-being and we are in compliance in all material respects with all federal and state laws respecting employment and employment terms, conditions and practices; and

(t)           we possess, and shall continue to possess, adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct our business as heretofore conducted by us.

(u)          we will notify you promptly of and shall settle all customer disputes, but, if you so elect, you are to have the right at all times to settle, compromise, adjust or litigate all customer disputes directly with the customer or other complainant upon such terms and conditions as you deem advisable, without incurring liability to us for your performance of any such acts.

(v)          our Federal Employment Identification Number is 20-2635129.

8.          We represent, warrant and covenant to you that all of our representations, warranties and covenants contained in this Agreement (whenever appearing herein) shall be true at the time of our execution of this agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full of all of the Obligations and termination of this agreement, and shall be remade by us at the time each loan or advance is made pursuant to this agreement.

______
(initial)

9.          Until payment or satisfaction in full of all Obligations and termination of this agreement, unless we obtain your prior written consent waiving or modifying any of our covenants hereunder in any specific instance, we agree as follows:

(a)           we shall at all times keep accurate and complete books, records and accounts with respect to all of our business activities, in accordance with sound accounting practices and generally accepted accounting principles consistently applied from period to period, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Exhibit A of this agreement;

(b)           we shall promptly advise you in writing of any material adverse change in our business, assets or condition, financial or otherwise, the occurrence of any default hereunder or the occurrence of any event which, if uncured, will become an default hereunder after notice or lapse of time (or both);

(c)           we shall:

(i)           keep the collateral properly housed and shall keep the collateral insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, and such other risks as are customarily insured against by Persons engaged in businesses similar to ours with such companies, in such amounts and under policies in such form as shall be satisfactory to you.  Original (or certified) copies of such policies of insurance have been or shall be delivered to you within fifteen (15) days after the date hereof, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to you, showing loss under such insurance policies payable to you.  Such endorsement, or an independent instrument furnished to you, shall provide that the insurance company shall give you at least thirty (30) days written notice before any such policy of insurance is altered or canceled and that no act of ours, whether willful or negligent, or default or any other Person shall affect you right to recover under such policy of insurance in case of loss or damage.  We hereby direct all insurers under such policies of insurance to pay all proceeds payable thereunder directly to you.  We irrevocably, make, constitute and appoint you (and all officers, employees or agents designated by you) as our true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing our name on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance; and

(ii)          maintain, at our expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to ours with such companies and in such amounts, with such deductibles and under policies in such form as shall be satisfactory to you and original (or certified) copies of such policies have been or shall be delivered to you within fifteen (15) days after the date hereof, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing you as additional insured thereunder and providing that the insurance company shall give you at least thirty (30) days written notice before any such policy shall be altered or canceled. If we at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then you, without waiving or releasing any obligation or default by us hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as you deem advisable.  All sums disbursed by you in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute loans hereunder and shall be payable on demand by us to you and, until paid, shall bear interest at the highest rate then applicable to loans hereunder;

______
(initial)

(d)           all monies and other property obtained by us from you pursuant to this agreement will be used solely for business purposes;

(e)           we shall, at your request, indicate on our records concerning the Collateral a notation, in form satisfactory to you, of your security interest hereunder, and we shall not maintain duplicates or copies of such records at any address other than our principal place of business set forth on Exhibit “A” of this agreement;

(f)            we shall file all required tax returns and pay all of our taxes when due, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that we shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on our financial statements, (ii) the contesting of any such payment does not give rise to a lien for taxes, (iii) we keep on deposit with you (such deposit to be held without interest) an amount of money which, in your sole judgment, is sufficient to pay such taxes and any interest or penalties that may accrue thereon, and (iv) if we fail to prosecute such contest with reasonable diligence, you may apply the money so deposited in payment of such taxes.  If we fail to pay any such taxes and in the absence of any such contest by us, you may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefore, and any sums so advanced by you shall constitute loans hereunder, shall be payable by us to you on demand, and, until paid, shall bear interest at the highest rate then applicable to loans hereunder;

(g)           we shall not assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business;

(h)           we shall not enter into any merger or consolidation, or sell, lease or otherwise dispose of all or substantially all of our assets, or enter into any transaction outside the ordinary course of our business, including, without limitation, any purchase, redemption or retirement of any shares of any class of our stock, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of our stock;

(i)            we shall not amend our organizational documents or change our fiscal year;

(j)            we shall reimburse you for all costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees, incurred by you in connection with documentation and consummation of this transaction and any other transactions between us and you, including, without limitation, Uniform Commercial Code and other public record searches, lien filings, Federal Express or similar express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs, and in seeking to collect, protect or enforce any rights in or to the collateral or incurred by you in seeking to collect any obligations and to administer and enforce any of your rights under this agreement.  All such costs, expenses and charges shall constitute loans hereunder, shall be payable by us to you on demand, and, until paid, shall bear interest at the highest rate then applicable to loans hereunder.

10.        You or your representatives at all reasonable times shall have the right to examine all of our books and records pertaining to receivables and goods affected by this agreement or any other future agreement between us.  We have agreed to pay any field audit fees deemed necessary by AFC; but said fees shall not exceed $3,000 per year, plus expenses.  We will submit to you an aging of receivables and accounts payable as of the end of each month, in form and manner satisfactory to you, by the 10th of the following month, and we agree to have prepared and to furnish to you quarterly within 30 days after the close of each quarter's financial statements, which shall include a balance sheet, a statement of profit and loss and a statement of cash flow and shall be prepared in a uniform manner consistent with prior years, in such form, substance and detail as you may reasonably require.  We also agree to have prepared and to furnish to you within sixty days after the close of our fiscal year, similar annual financial statements in such form, substance and detail as you may reasonably require.  You may, at any time during which this agreement or any provision contained herein is in force, contact any account debtor of ours in order to ascertain any details regarding that account debtor or any account which may be owed to us by that account debtor.  You are authorized to contact and discuss our affairs, finances and business with any officer, employee or director of ours or with any Affiliate or the officers, employees or directors of any Affiliate, and to discuss our financial condition with our independent public accountants.

______
(initial)

11.        You shall be entitled to hold or set off all sums and all other property of ours, at any time to our credit or in your possession by pledge or otherwise or upon or in which you may have a lien or security interest, as security for any and all obligations of ours owing to you. “Obligations” as said term is used in this Agreement shall mean all obligations hereunder, and under all notes, contracts of suretyship, guaranty or accommodation made by us in your favor, and all our other obligations to you, however created, arising or evidenced, whether direct or indirect, whether through assignment from third persons, whether absolute or contingent, or otherwise, now or hereafter existing, or due or to become due.  You shall have the right and are hereby irrevocably authorized and directed to apply all payments received from the collateral account to the amounts of any and all Obligations.  Recourse to security shall not at any time be required. We shall at all times remain liable for the repayment to you on demand of all Obligations.  In any case we shall remain liable to you for any deficiencies arising upon the liquidation of any security held by you.  If any receivable is not paid when due or if any customer raises any claim of non-conformity of goods, total or partial failure of delivery, set-off, counterclaim, or breach of warranty, or any other claim inconsistent with our warranties of receivables, or there is otherwise non-compliance with our warranties and representations regarding our receivables as made above, we will, upon demand, pay you for application to the Obligations the gross amount of the receivable so affected or unpaid, together with any damages or loss sustained by you, but such payment shall not be deemed a reassignment thereof, and title thereto and to the goods represented thereby shall remain in you until and unless you execute a reassignment.  Before or after default hereunder you shall be entitled to notify any or all account debtors or other obligors on the receivables to pay you directly, and we agree that while assigned to you, you may take such action with regard to the custody and collection of receivables as you may deem necessary.  We agree that failure to take any action with regard to any given receivable shall not be unreasonable until and unless you receive a request for specific action from us with regard thereto.  You may also apply all payments received from the collateral account to, or at your option we will pay you on demand, all costs and expenses, including fifteen percent (15%) of the total amount involved as attorneys' fees, incurred upon the liquidation of any collateral, to obtain or enforce payment of any Obligations, in the settlement, adjustment, compromise or litigation of customer disputes or in the prosecution or defense of any action or proceeding either against you or against us concerning any matter growing out of or connected with this Agreement and/or any receivables and/or any Obligations.  In the event of any breach by us of any provision herein, we will repay upon demand all of our Obligations to you.  If at any time you pay any state, city, local, federal or other tax or levy arising from sales hereunder, we will repay to you the amount of tax so paid by you.

12.        This Agreement shall be in effect from the date hereof until May 24, 2012, (the "Original Term") and shall automatically renew itself from year to year thereafter (each such one-year renewal being referred to herein as a "Renewal Term") unless (a) you make demand for repayment prior to the end of the Original Term or the then current Renewal Term; (b) the due date of the Obligations is accelerated; or (c) we elect to terminate this Agreement at the end of the Original Term or at the end of any Renewal Term by giving you written notice of such election at least ninety (90) days prior to the end of the Original Term or the then current Renewal Term and by paying all of the Obligations in full on the last day of such term.  If one or more of the events specified in clauses (a), (b) and (c) occurs, this Agreement shall terminate on the date thereafter that the Obligations are paid in full, provided, however, that the security interests and liens created under this Agreement shall survive such termination until the payment of the Obligations have become indefeasible.  At such time as we have repaid all of the Obligations and this Agreement has terminated, we shall deliver to you a release, in form and substance satisfactory to you, of all Obligations and liabilities of you and your officers, directors, employees, agents, parents, subsidiaries and affiliates to us, and if we obtain new financing from another lender, we shall deliver such lender's indemnification of you, in form and substance satisfactory to you, for checks which you have credited to our account, but which subsequently are dishonored for any reason.  Notice of termination shall be given either personally or by registered or certified mail to the addresses shown herein, or to any other address designated in writing by either of us to the other.  Notwithstanding the foregoing, should either party breach this Agreement or become insolvent or unable to pay our debts as they mature, or should we make an assignment for the benefit of creditors, or should a petition under any chapter of the Federal Bankruptcy Code, as amended, be filed by or against us, or should any guarantor of the Obligations hereunder terminate or revoke or attempt to terminate or revoke such guaranty, or should you deem yourselves insecure, or should we fail to pay promptly any amount due hereunder, or should we be in default under any of the terms or conditions of this Agreement, of any other agreement or agreements now or hereafter effective between us, then, and in any of the aforesaid events, the party aggrieved shall have the right to terminate this Agreement at any time without notice.  Upon termination, all of our Obligations to you shall become immediately due and payable.  Notwithstanding such termination, all the terms, conditions and provisions hereof shall continue to be fully operative until all transactions entered into, rights created or obligations incurred hereunder prior to termination and all our Obligations have been fully disposed of, concluded, paid, satisfied and liquidated.  No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege or option, and no waiver shall be valid unless in writing signed by you and then only to the extent therein stated.

______
(initial)

13.        This Agreement is submitted by us to you for your acceptance or rejection at your principal place of business as an offer by us to borrow monies from you now and from time to time hereafter and shall not be binding upon you or become effective until accepted by you, in writing, at said place of business.  If accepted by you, this Agreement shall be deemed to have been made in the State of Georgia.  We hereby waive demand, presentment, protest and notice of nonpayment, and further waive the benefit of all valuation, appraisal and exemption laws. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  If this Agreement is accepted by you, it shall be effective on the date set forth above, and shall continue in full force and effect until one year from such effective date, and from year to year thereafter, unless terminated, on any such anniversary date, or otherwise by reason of default, by either of us giving to the other not less than sixty (60) days prior written notice.  You may terminate this Agreement at any time without notice to us should we breach any of our Obligations hereunder or under any other agreement or document evidencing financial arrangements between us, or should you deem yourself insecure.  If any Obligation of ours to you is collected by or through an attorney, we agree to pay all costs and expenses of collection, including fifteen (15%) percent of the total amount involved as attorneys' fees.  No termination of this Agreement shall terminate or adversely affect your rights hereunder or under any other agreement or document evidencing financial arrangements between us.

14.        Disputes regarding the nonpayment of any amount due under this Agreement to you or any of your affiliates which arise from, result from or relate to a counterclaim, offset, recoupment, claim or defense of us which is founded upon, arises out of or is related to, any theory of lender liability or other similar theory, and all disputes and claims relating to any provision hereof or relating to or arising out of the parties relationship or creation or termination hereof (including, without limitation, any claim that any provision of this Agreement is illegal, unenforceable or voidable under any law, ordinance or ruling) shall be settled by arbitration at the Office of the American Arbitration Association in Atlanta, Georgia, in accordance with the United States Arbitration Act (9 U.S.C. Section 1 et seq.) and the Rules of the American Arbitration Association.  Suits to compel arbitration or to determine arbitrability shall be brought in the United States District Court for the Northern District of Georgia.  All awards of the arbitration shall be binding and non-appealable except as otherwise provided in the United States Arbitration Act.  Judgment upon the award of the arbitrator may be entered in any court having jurisdiction thereof.  PROVIDED, HOWEVER, that nothing contained in this Paragraph shall be interpreted or construed so as to make claims by you to enforce your rights in the Collateral or for the payment of sums due to you or to others by you (whether prior or subsequent to an event of default), subject to arbitration, even though counterclaims, offsets, recoupments, and other defenses and claims by us are subject to arbitration.

15.        THE VALIDITY OF THIS AGREEMENT, AND ALL OTHER AGREEMENTS BETWEEN THE PARTIES, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF COBB, STATE OF GEORGIA, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF COBB, STATE OF GEORGIA, OR, AT YOUR SOLE OPTION, IN ANY OTHER COURT IN WHICH YOU SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS AGREEMENT.  We represent and warrant that no representative or agent of yours has represented, expressly or otherwise, that you will not, in the event of litigation, seek to enforce this right to jury waiver.  Undersigned acknowledges that you have been induced and enter into this Agreement by, among other things, the provisions of this paragraph.

______
(initial)

16.        WE HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY YOU OF YOUR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

Your failure, at any time or times hereafter, to require strict performance by us of any provision of this Agreement shall not waive, affect or diminish any of your rights thereafter to demand strict compliance and performance therewith.  Any suspension or waiver by you a default under this Agreement shall not suspend, waive or affect any other default under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.  No delay on your part in the exercise of any right or remedy under this Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy.  None of our undertakings, agreements, warranties, covenants and representations contained in this Agreement and no default under this Agreement shall be deemed to have been suspended or waived by you unless such suspension or waiver is in writing, signed by your duly authorized officer and directed to us specifying such suspension or waiver.

ONE UP INNOVATIONS, INC.

BY:	/s/ Ronald P. Scott	BY:	/s/ Louis S. Friedman
	Ronald P. Scott		Louis S. Friedman
Its:	Secretary	Its:	President

ACCEPTANCE

The foregoing Receivables Financing Agreement is accepted in Atlanta, Georgia, this   25th    day of May   , 2011.

ADVANCE FINANCIAL CORPORATION

BY:	/s/ A. James Perry
A. James Perry
Its:	President

______
(initial)

EXHIBIT A

SCHEDULE OF COLLATERAL LOCATION

Street	City	State	Zip

2745 Bankers Industrial Drive	Atlanta	Georgia	30360

______
(initial)

Exhibit B

SECURITY AGREEMENT

(ACCOUNTS RECEIVABLE, INVENTORY AND EQUIPMENT)

STATE OF:	GEORGIA

COUNTY OF:	DEKALB

DATE:	May 24, 2011

FOR VALUE RECEIVED One Up Innovations, Inc., a Georgia corporation (hereinafter called the "Borrower") hereby conveys to Advance Financial Corp., a Georgia corporation (hereinafter called the "Secured Party") and hereby grants to the Secured Party security title to and a security interest in and lien upon the goods held by the Borrower for sale or lease or furnished or to be furnished by the Borrower under any contract of service or held by the Borrower as raw materials or work in process  and made a part hereof to be used or consumed in Borrower's business (such goods being referred to herein as ("Inventory") all equipment, tools, furniture and fixtures (“Equipment”) and all rights of the Borrower now owned or hereafter acquired in payment for Inventory sold or leased or for services rendered ("Accounts")' and to all rights of the Borrower pursuant to a writing or writings which evidences both a monetary obligation and a security interest in or lease of Inventory ("Chattel Paper") and all rights of the Borrower to payment under a contract for the sale or lease of Inventory or the rendering of services which right is at the time not yet earned by performance ("Contract Rights") (said Inventory, Accounts, Chattel Paper and Contract Rights being referred to herein collectively as "Collateral", and said Equipment, Accounts, Contract Rights and Chattel Paper being referred to herein collectively as "Non-Inventory Collateral") and all proceeds thereof whether cash, negotiable instruments or otherwise to secure the payment of the principal of, interest on and satisfaction of all Obligations of Borrower under that certain Accounts Receivable Financing Agreement (hereafter referred to as the "Agreement") dated on or about the date hereof, between the Borrower and the Secured Party, satisfaction of all obligations of the Borrower hereunder, and satisfaction of all other obligations of the Borrower to the Secured Party, its successors and assigns, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due.  The obligations under the Agreement and all other obligations secured hereby are herein collectively called the "Obligations."

Until Default (as defined herein) the Borrower: (a) may in the ordinary course of its business, at its own expense, sell, lease or furnish under contract of service any of the Inventory normally held by the Borrower for such purpose and use and consume in the ordinary course of its business any raw material, work in process, or materials normally held by Borrower for such purpose, (b) will at its own expense endeavor to collect as, and when due, all amounts due with respect to any of the Accounts, Chattel Paper, Contract Rights or proceeds therefore, or any of the proceeds of the Inventory, including the taking of such action with respect to such collection as the Secured Party may reasonably request, or in the absence of such request, as the Borrower may deem advisable, and (c) may grant in the ordinary course of business to any party obligated on any of the Non-Inventory Collateral any rebate, refund or adjustment to which such party may be lawfully entitled, and may accept in connection therewith, the return of such goods, the sale or lease of which shall have given rise to such Non-Inventory Collateral.

______
(initial)

The Borrower hereby warrants and agrees that: (a) to the extent, if any, it shall have advised the Secured Party that any of the Collateral is being acquired with the proceeds of any loan from Secured Party to the Borrower, such proceeds may be disbursed by the Secured Party directly to the seller of such Collateral; (b) the principal place of business of the Borrower is located at 2745 Bankers Industrial Drive, Atlanta, Georgia 30360 and the Borrower will notify Secured Party in advance of any change in such principal place of business; (c) the Collateral and all records relating to the Collateral as appropriate will be kept at the Borrower's principal place of business set forth above, unless the Secured Party shall otherwise consent in writing; (d) the Borrower will continuously operate its business as now conducted and according to the customary and usual business practices (including business hours) as similar types of business; (e) the Secured Party or any person designated by it shall have the right to call at the Borrower's various places of business at any time and without notice to inspect, audit, check and make extracts from the Borrower's books, records, journals, orders, receipts and other correspondence and other data relating to the Borrower's business and any other transaction between the Borrower and Secured Party without hindrance or delay, and Secured Party shall have the right to make direct verification from any persons obligated on any of the Non-Inventory Collateral with respect to any or all of the Non-Inventory Collateral assigned to the Secured Party hereunder; (f) the Borrower has full power and authority to enter into this agreement, and the execution of this agreement shall not constitute a default under or be in violation of any contract, agreement, debenture, note or similar document or any public law, rule, regulation or ordinance by which the Borrower is bound; (g) the Borrower will, upon request of Secured Party, indicate by notation, signs or otherwise upon any of the Collateral or records relating thereto, a notation in form and content satisfactory to the Secured Party of the security interest of the Secured Party hereunder; (h) the Borrower will furnish to the Secured Party such information concerning the Borrower, the Collateral and any persons obligated on Non-Inventory Collateral as the Secured Party may from time to time reasonably request; (i) the Borrower has, or forthwith will acquire, full title to the Collateral, and will at all times keep the Collateral free of all liens and claims whatsoever, other than the security interest hereunder; (j) no financing statement covering any of the Collateral is on file in any public office other than financing statement in favor of Secured Party and it will from time to time, on request of the Secured Party, execute such financing statements and other documents (and pay the cost of filing or recording the same in all offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain a valid security title and interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Obligations, including, without limitation, deposit with the Secured Party any negotiable instruments covered by this agreement as proceeds or otherwise, any documents constituting chattel paper or any contracts, the proceeds of which are included in Collateral; (k) except for the sale or lease of any of the Inventory in the ordinary course of its business, the Borrower will not sell, transfer, lease, abandon or otherwise dispose of any of the Collateral or any interest therein except with the prior written consent of the Secured Party; (l) the Borrower will at all times keep the Collateral in first class order and repair, excepting any loss, damage or destruction which is fully covered by proceeds of insurance; (m) the Borrower will at all times keep the Collateral insured against loss, damage, theft and other risks, in such amounts and companies and under such policies and in such form, all as shall be satisfactory to the Secured Party, which policies shall, among other things, provide for 30 days' notice of cancellation or non-renewal to Secured Party and that loss thereunder shall be payable to the Secured Party as its interest may appear (and the Secured Party may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Secured Party may determine) and such policies or certificates thereof shall, if the Secured Party so requests, be deposited with the Secured Party; and (n) none of the Inventory will be delivered to a warehouseman or other bailee.

The Secured Party may from time to time, at its option, perform any agreement of the Borrower hereunder which the Borrower shall fail to perform and take any other action which the Secured Party deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and the Borrower agrees to forthwith reimburse the Secured Party for all expenses of the Secured Party in connection with the foregoing, together with interest thereon at the rate of 12% per annum.

The occurrence of any of the following events shall constitute a Default (as such term is used herein): (a) non-payment, when due, of any amount payable on any of the Obligations or failure to perform any agreement of the Undersigned contained herein; (b) if any statement, representation or warranty of the Borrower herein or in any other writing at any time furnished by the Borrower to the Secured Party is untrue in any material respect as of the date made; (c) if the Borrower becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors or an order for relief is entered against the Borrower following the filing of any petition by or against it pursuant to the Bankruptcy Code, as amended or voluntarily takes the benefit of any debtor's relief proceeding (including the appointment of a receiver or trustee) under Federal or state law; (d) if an involuntary petition pursuant to the Bankruptcy Code is filed against the Borrower and is not dismissed for thirty (30) days or if a receiver is appointed for any of the property of the Borrower and is not dismissed for a period of thirty (30) days after such appointment or if a judgment is entered against the Borrower pursuant to which a sale of any part of the assets of the Borrower is scheduled for enforcement of said judgment or if a sale of any of the assets of the Borrower is scheduled pursuant to any other form of legal proceeding (including without limitation enforcement pursuant to the Georgia Uniform Commercial Code or exercise of a power of attorney contained in any deed to secure debt, trust deed or mortgage) instituted against the Borrower.  Provided, that no such judgment, sale or enforcement shall be deemed a default pursuant to this sub-section (d) in the event the Borrower furnishes a surety company bond from a company acceptable to Secured Party in lieu of discharge, judgment, lien or foreclosure at the earlier of (i) five (5) days prior to the date upon which such enforcement or sale is scheduled, or (ii) ten (10) days after such judgment, enforcement, lien, sale or foreclosure is first entered, scheduled or instituted; (e) the dissolution, merger or consolidation, or transfer of a substantial part of the property of the Borrower; (f) the sale, transfer or exchange, either directly or indirectly, of a controlling stock interest of the Borrower; or (g) if Secured Party reasonably deems itself insecure for any other reason whatsoever.

______
(initial)

Whenever a Default shall exist, all Obligations may (notwithstanding any provisions thereof), at the option of Secured Party, and without demand or notice of any kind, be declared, and thereupon immediately shall become in default and due and payable; and the Secured Party may exercise from time to time any rights and remedies available to it under applicable law.  The Borrower agrees, in case of Default, to assemble, at its expense, all the Collateral at a convenient place acceptable to the Secured Party and to pay all costs of the Secured Party of collection of all of the Obligations, and enforcement of rights hereunder (including 15% of amounts due as attorneys' fees) and legal expenses and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part.

In the event of Default, the Borrower will (except as the Secured Party may otherwise consent in writing) forthwith upon receipt, transmit and deliver to the Secured Party in the form received all cash, checks, draft items, chattel paper and other instruments for the payment of money (properly endorsed where required) so that such items may be collected by the Secured Party which may be received by the Borrower at any time in full or partial payment or otherwise as proceeds of any of the Collateral.  Except as the Secured Party may otherwise consent in writing, upon default such proceeds which may be received by the Borrower will not be commingled with any other of its funds or property but will be held separate and apart from its own funds or property and upon express trust for the Secured Party until delivery is made to the Secured Party.  The Borrower will comply with the terms and conditions of any consent given by the Secured Party pursuant to the provisions of this paragraph.

In the event of default as defined herein or in the Agreement, the Borrower agrees that the actual amount of damages by Secured Party shall be difficult and impossible to determine, and that the remedies of Secured Party to recover such damages may be inadequate; therefore, Secured Party is authorized to enforce its rights hereunder by injunctive or other equitable relief without regard to the existence of actual damages.  The Borrower hereby constitutes and appoints, upon Default, any officer of the Secured Party its true and lawful agent and attorney in fact for the purpose of filing any and all notices of lien and waivers thereof, actions, lawsuits and other appropriate documents to enforce the rights of Secured Party in and to any of the Non-Inventory Collateral.

If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five (5) days before such disposition, postage prepaid, addressed to the Borrower either at the address shown above, or at any other address of the Borrower which the Secured Party reasonably believes to be the Borrower's then current address.  Any and all other notices given to the Borrower shall be deemed when personally delivered or when mailed registered or certified mail and addressed to the Borrower as provided in the preceding sentence.

Any proceeds of any disposition of any of the Collateral may be applied by the Secured Party to the payment of expenses in connection with the Collateral, (including 15% of amounts due as attorneys' fees) and legal expenses, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Obligations, and in such order of application, as the Secured Party may from time to time elect.

The Secured Party may exercise any right or remedy provided herein in its discretion without exercising any other right or remedy provided herein.  The Secured Party shall be under no duty to exercise any or all of the rights and remedies given by this agreement.  No forbearance or indulgence shall operate as a waiver of any right or remedy of Secured Party or obligation of the Borrower and no single or partial exercise by the Secured Party of any rights or remedy shall preclude, as other or further exercise thereof or the exercise of any other right or remedy and unless Secured Party shall otherwise agree in writing, Secured Party shall be entitled to invoke any remedy available to Secured Party under any agreement or by law or in equity and enforce any covenant or condition against the Borrower despite said forbearance or indulgence.

The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Secured Party takes such action for that purpose as the Borrower shall request in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care and no failure of the Secured Party to preserve or protect any rights with respect to the Collateral against prior parties or do any act with respect to the preservation of the Collateral not so requested by the Borrower shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

______
(initial)

The delivery of any checks, drafts or other orders for the payment of money to Secured Party shall not constitute payment thereof until such checks, drafts or other items are finally paid.

Time is of the essence of this agreement.

If this agreement is not dated when executed by the Borrower, the Secured Party is authorized, without notice to the Borrower, to date this agreement.

This agreement has been delivered in the State of Georgia and shall be construed in accordance with the laws of the State.  Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

The rights and privileges of the Secured Party hereunder shall inure to the benefit of its heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this agreement has been duly executed under seal as of the 24th day of May, 2011.

(CORPORATE SEAL)

ONE UP INNOVATIONS, INC.

By:	/s/ Louis S. Friedman
Louis S. Friedman
Title:	President

Attest:	/s/ Ronald P. Scott
Ronald P. Scott
Title:	Secretary

______
(initial)